KEYNOTE SERIES ACCOUNT

Supplement to the Currently Effective Prospectus and Statement of Additional Information, dated May 1, 2014, as amended

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Transamerica Partners Large Growth

(the “Subaccount”)

Wellington Management Company, LLP (“Wellington”) serves as sub-adviser to a portion of Transamerica Partners Large Growth Portfolio (the “portfolio”), the underlying master fund in which all of the assets of the Subaccount are invested. Effective on or about July 1, 2014, the portfolio manager to the Wellington-sub-advised portion of the portfolio will change. In addition, breakpoints will be added to the advisory fee schedule for the portfolio. These changes are described below.

The portfolio’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), and the other sub-adviser for the portfolio, Jennison Associates LLC, will remain the same.

Effective on or about July 1, 2014, the following information will supplement and supersede any contrary information contained in the Prospectus and Statement of Additional Information (“SAI”) concerning the portfolio:

PORTFOLIO MANAGER:

Name	Sub-Adviser	Positions Over Past Five Years
Mammen Chally, CFA	Wellington Management Company, LLP	Portfolio Manager of the portfolio since 2014; Vice President and Equity Portfolio Manager of Wellington Management Company, LLP; joined the firm as an investment professional in 1994

ADVISORY FEES:

TAM receives compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the portfolio’s average daily net assets):

First $2 billion	0.62%
Over $2 billion up to $3 billion	0.61%
Over $3 billion up to $4 billion	0.60%
Over $4 billion	0.58%

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Investors Should Retain this Supplement for Future Reference

May 20, 2014